                                VALIC COMPANY II

   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 2, 2006

1. Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the chart should be supplemented with the following:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      OTHER ACCOUNTS
                                                        ----------------------------------------------------------------------------
                                                         Registered Investment       Pooled Investment
                                                             Companies                   Vehicles              Other Accounts
                                                        -----------------------   ----------------------   -------------------------
                   Advisers                              No. of       Assets       No. of       Assets      No. of         Assets
Portfolio        Sub-adviser       Portfolio Managers   Accounts    ($millions)   Accounts   ($millions)   Accounts      ($millions)
---------      -----------------   ------------------   --------   ------------   --------   -----------   --------      -----------
Capital        Bridgeway Capital   Montgomery, John       11(8)    4,162 (2,907)     --           --        36 (33)       297 (279)
Appreciation   Management, Inc.
Fund
------------------------------------------------------------------------------------------------------------------------------------

2. Under the heading COMPENSATION, the following disclosure relating to Bridgeway Capital Management, Inc. should read as follows:

BRIDGEWAY CAPITAL MANAGEMENT, INC.

The objective of Bridgeway Capital Management, Inc.'s (the "Sub-Adviser") compensation program is to provide pay and long-term compensation for its employees (who are all referred to as "partners") that is competitive with the mutual fund/investment advisory market relative to the Sub-Adviser's size and geographical location. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Sub-Adviser's investment management team, including John Montgomery, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member's base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Sub-Adviser relative to peer companies. The Sub-Adviser's profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of the Sub-Adviser and d) because the Sub-Adviser is an S-corporation, the amount of distributions to be made by the Sub-Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Sub-Adviser's income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Finally, all investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA). With the exception of John Montgomery, investment team members (as well as all of the Sub-Adviser's partners) participate in an Employee Stock Ownership Program and Phantom Stock Program of the Sub-Adviser. The value of this ownership is a function of the profitability and growth of the Sub-Adviser. The Sub-Adviser is an "S" Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Sub-Adviser. However, by policy of the Sub-Adviser, John Montgomery may only receive distributions from the Sub-Adviser in an amount equal to the taxes incurred from his corporate ownership due to the "S" corporation structure.

3. Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the disclosure with respect to Robert Simmons is deleted in its entirety.


DATED: AUGUST 28, 2006